UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

Media & Telecommunications Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Media and telecommunications stocks performed well in 2017. After a feint toward value-oriented stocks at the end of 2016, investors turned back toward favoring companies with the best growth prospects, in media and telecom and elsewhere. This benefited our heavy emphasis on the leading firms within our investment universe, most of which are leveraging the Internet to upend their markets. Below, I describe the reasons many of these top firms can now be found in China and how our fund’s large position in Chinese Internet companies is a recognition of their unique competitive advantages.

PERFORMANCE COMPARISON

The Media & Telecommunications Fund returned 32.99% in the 12 months ended December 31, 2017, with about a third of that gain coming in the second half of the year. The fund again handily outpaced the Lipper Telecommunication Funds Average, and its long-term relative performance remained exceptional, making it Lipper’s top-ranked fund in its category over the standard longer-term time periods ended in December. Based on cumulative total return, Lipper ranked the Media & Telecommunications Fund 2 of 34 (behind only its I Class counterpart), 1 of 33, 1 of 32, and 1 of 23 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2017, respectively. Returns for I Class shares varied, reflecting their different fee structure. (Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Stocks continued their ascent into record territory in the six months since our last report. Investors were encouraged by a pickup in growth in the U.S., as well as the first synchronized global expansion since the initial recovery from the financial crisis. The healthy economic environment fostered strong gains in corporate profits, and both second- and third-quarter earnings for the S&P 500 Index overall came in substantially better than expected. The Federal Reserve raised short-term rates by a quarter point in December, as was widely expected, but investors were encouraged that Fed officials signaled that they would continue to move slowly in raising rates. Finally, Republicans’ success in tax reform efforts, including a steep cut in corporate tax rates, appeared to provide another leg up for the markets late in the year.

Media and telecommunications stocks recorded solid gains in the period and for the fund’s fiscal year as a whole, although returns varied widely among various segments of the Lipper Science and Technology Funds Index. Internet stocks were especially strong, rising nearly 49% over the year, eclipsed only by the small IT services and information services segments, which gained 58% and 66%, respectively. The telecom services segment, which represents well over half of the index, was less robust, rising by less than 12%. Media stocks also trailed, gaining 13%.

Our sector was particularly notable for merger and acquisition activity—both scuttled and successful—in the back half of 2017. In November, AT&T put its acquisition of Time Warner on hold after Justice Department officials demanded that the merged company divest itself of either DirecTV, which is part of AT&T, or Turner Broadcasting System, a division of Time Warner. Wireless carriers Sprint and T-Mobile US called off their own merger in late October, unable to agree on its terms. Finally, Walt Disney announced a deal in December to acquire the majority of Twenty-First Century Fox’s entertainment assets, including its movie studio and cable networks. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

PORTFOLIO REVIEW

The fund recorded strong gains over a wide range of its holdings in its fiscal year, but the performance of our large positions in leading Internet firms stood out, as has often been the case in recent years. Our top two contributors were the top two Internet retailers in the world, Amazon.com and China’s Alibaba Group Holding. Amazon continued to beat revenue expectations in its retail business, while also seeing stellar growth in its cloud-computing operation, Amazon Web Services. Investors were pleased by the integration of Amazon’s acquisition of Whole Foods, and the company continued to impress us and others with its well-executed moves into advertising, video streaming, logistics, and seemingly whatever other market it targeted. Alibaba surprised investors by continuing to grow revenues by roughly 60%, while maintaining profit margins of nearly 40%—a remarkable achievement for a company of its size. We were also able to share in Alibaba’s success through our position in Altaba, a holding company built out of the assets of the former Yahoo! that owns roughly 15% of Alibaba. Altaba, which also holds a sizable position in Yahoo! Japan, is a direct beneficiary of the recent tax reform, as it will pay a much lower rate on the sale of either position.

The portfolio includes another U.S.-China pairing in social media and advertising firms Facebook and Tencent Holdings, both of which also contributed heavily to results. Facebook defied skeptics by seeing continued acceleration in revenue growth. Tencent, with over 900 million users in China, also surprised on the upside, thanks largely to spectacular growth in mobile gaming revenues—a market in which it is the global leader. Alphabet, Google’s parent company, beat analyst expectations for advertising growth, while also doing a better job of controlling expenses. Internet travel provider Priceline performed well as it beat expectations earlier in 2017 but pulled back a bit after not topping guidance for third-quarter results by as much as investors have come to expect—a high bar, indeed. Still, the stock was one of our top contributors for the year.

We received lesser but still substantial contributions from our telecom positions. Cellular tower operators American Tower and Crown Castle International performed well as wireless carriers continued to invest in building up their networks to handle video. The companies got a further boost from the dissolution of the T-Mobile and Sprint merger, which had led to worries that the deal would result in consolidation of the two companies’ tower leases. Despite a brief pullback following the end of its merger talks, T-Mobile performed well for the fund for the year as a whole as investors continued to reward the company for seizing market share from Verizon and AT&T, in particular.

Our media holdings produced mixed results. We saw good results from Comcast after the cable giant appeared to be retaining video customers while enjoying success in its high-speed broadband business. European cable operator Liberty Global remained a disappointment for us, but the stock rallied in early December following the announcement of a $2 billion share repurchase. We hope that the company will eventually enjoy better results from its bundled Internet and video service and, better yet, might follow through on a rumored partnership with European telecom firm Vodafone. Discovery Communications was a successful investment for us over many years, but like many pay TV media firms, Discovery has seen advertising revenues fall due to cord-cutting customers turning to streaming video. After meaningfully reducing our position over the past few years, we eliminated our remaining holding in 2017.

Conversely, our significant investment in the media industry’s main disruptor, Netflix, again rewarded us handsomely. Netflix rose sharply in July after reporting exceptionally strong subscriber gains in the previous quarter, overcoming historical seasonality with a content slate heavy on returning original hit shows. In the following quarter, the company reported particularly strong growth in international subscriptions, which have been rising at roughly a 40% annual pace. Disney and Twenty-First Century Fox also contributed to results, and both stocks performed well following the announcement of Disney’s deal to acquire Fox’s assets.

Our trading in the portfolio was relatively limited, with most of our existing holdings performing well and seeming to offer additional upside, while high valuations in many segments offered fewer compelling opportunities to add new positions. We initiated a position in Sea, an Internet platform company operating in Southeast Asia, which we believe is well positioned to gain share in the region’s online gaming market. Additionally, Sea’s e-commerce business could be a source of long-term growth. We also took a position in China Literature, a Tencent subsidiary, following its November initial public offering. The company is the leading player in China’s fast-growing online literature market and has an enviable position due to its market-leading intellectual property portfolio consisting of 6.4 million writers and 9.6 million literary works.

OUTLOOK: CHINA’S INTERNET PLATFORMS PREPARE TO TAKE ON THE WORLD

For the past several decades, investors seeking out the world’s most innovative technology companies have not had to broaden their search much beyond the U.S., and Silicon Valley, in particular. Several factors have been behind U.S. dominance, chief among them access to capital through venture funds and other vehicles. Cultural factors have also been at work, with a tolerance for risk taking and a willingness to tolerate failure being especially important. Finally, success has built on itself, as talent has been recruited from around the world to Silicon Valley and other tech centers around the country. Pockets of such innovation have existed in Asia, Europe, and elsewhere, but not at the same level of intensity. Given these advantages, it is not surprising that the commercialization of the Internet in the early 1990s took place in the U.S.

The creation of the Internet has been a revolution comparable in many ways to the industrial revolution, but with its own unique characteristics. Typically, when technology gives birth to a new revolution, a group of companies form to create foundational infrastructure, as in the case of railroads or telephone networks. In these earlier examples, success in one region was replicated in another—so railroad and telephone operators in Italy or India, for example, could copy the technologies and business methods pioneered in England and the U.S.

In the case of the Internet, on the other hand, U.S. firms have expanded themselves, leaving no room for a separate Italian version of Facebook or Indian version of Google. A lack of physical constraints has been one factor favoring the expansion of U.S. firms, as software can move across borders much more easily than physical infrastructure. The Internet also relies on scale in users and data, leading to network effects that make it much more difficult for regional players to compete. Finally, despite occasional clashes between Google and the European Union, for example, U.S. firms have benefited from the lack of a protectionist response from most other countries. Thus, in many ways, the Internet has widened the technological lead of the U.S.—even if many of its visionaries, such as the developer of the world’s first website, Englishman Tim Berners-Lee, have come from beyond its shores.

China is a notable and crucial exception to this pattern. Indeed, the Chinese Internet players are the globally leading innovators in many areas. It did not start off this way. We have been going to China for many years to observe the local media and telecom market—including the efforts of both the local players and the U.S.-based platform companies. As recently as a decade ago, most of the Chinese Internet companies were simply copying their U.S. counterparts. That has since changed. One of the key reasons why is that China’s Internet companies have come along earlier in the maturation of the Chinese economy, giving them a cleaner slate for exploring the new technology’s possibilities. There is less legacy infrastructure in the way, enabling the Internet companies to quickly achieve higher penetrations of a core market and capitalize on opportunities to participate in many different areas of the economy. A good example of this is the payments industry, an area where U.S. Internet firms have had muted success. Conversely, Alibaba and Tencent have made huge strides in arguably becoming the Chinese equivalents of Visa and MasterCard in the U.S.

While it is true that the Internet has arrived early in the economic development of many other countries as well, China has also been uniquely capable of recreating many of the other attributes that have been afforded to the U.S. technology companies. Most importantly, the Chinese tech sector has emulated Silicon Valley in fostering a culture of innovation with plenty of access to capital and a tolerance for failure. Additionally, while the U.S. companies have been able to reach significant scale as they have expanded internationally, China’s huge population has also enabled Chinese Internet firms to achieve massive scale within their own borders. At the same time, homegrown Chinese firms have a better understanding of Chinese consumers, whose buying habits are evolving rapidly as the country urbanizes and grows richer.

Due to the aforementioned dynamics, the Chinese Internet platforms have achieved scale on par with their U.S. counterparts and have been able to aggregate more areas of influence and build more comprehensive ecosystems domestically. As a result, they have gained knowledge and know-how in areas where the U.S. companies are not as experienced. This not only makes their platforms more robust and enables them to participate in a larger portion of the economy, but it also makes it harder for U.S. companies to compete against them—not just in China, but also potentially in neutral territory outside the U.S. and Chinese markets. In the future, I think we will see more head-to-head competition between U.S. and Chinese companies in markets such as in Southeast Asia.

With this potential competition in mind, it is worth commenting on the often suggested notion that the Chinese Internet players only won because they benefited from their government’s protection in their home market. While there is an element of truth to this, this factor risks overstatement. The Chinese government does block outside competition, in many cases, or otherwise makes it difficult for foreign firms to succeed. In the most blatant examples, services such as Facebook and YouTube are completely banned. In the case of Amazon, however, the Chinese government did not play any significant role in its failure in China. Indeed, I would argue that Amazon lost fair and square to the local players, Alibaba and JD.com, which prevailed on the basis of superior strategy and execution. Alibaba and JD were both extremely aggressive competitors, long-term oriented, well capitalized, and led by managers who better understood the market and the Chinese consumer.

Of course, the role of the Chinese government is also a concern due to the possibility that it will take control of the large Internet platform firms. While we take this risk seriously, we think it is unlikely any time soon because of the role these companies are playing in helping modernize the Chinese economy. As the influence of the Chinese economy grows and spreads elsewhere in Asia and around the world—and begins to rival that of the U.S.—we believe Chinese officials are unlikely to throttle this important driver. Indeed, you could make the argument that a government backlash against these firms is less likely to happen in China than in the U.S. In my last letter, I described the threat of heightened regulation in the U.S., where average citizens have suffered from stagnant wages and feel like they have been left behind as the big technology companies have flourished. In China, on the other hand, gross domestic product per capita has increased almost tenfold over the past two decades, and the International Monetary Fund is anticipating another 50% increase over the next five years. Not surprisingly, most Chinese citizens are very satisfied with the trend in their economic situation.

With this view guiding us, we have built large positions in a handful of Chinese Internet companies that we believe will be the foundational infrastructure providers for the new economy in China, and potentially beyond. (Chinese Internet stocks accounted for 14.5% of total assets as of December 31, 2017.) This positioning paid off for us handsomely over the past year, with these positions (excluding China Literature, which was added in November) gaining 83.1% on a weighted average basis. I am confident that more opportunities lie ahead.

In closing, I should note that our ability to invest in these far-flung companies relies a good deal on the efforts of our team in Hong Kong, as well the research of T. Rowe Price’s industry-specific analysts in Baltimore, Asia, and elsewhere. I look forward to reporting to you on our collective efforts in six months.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Paul D. Greene II
Chairman of the fund’s Investment Advisory Committee

January 16, 2018

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries may experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/17
Amazon.com	10.9%
Alibaba Group Holding	6.3
Facebook	6.3
Priceline	5.6
Alphabet	5.6
American Tower	5.5
Crown Castle International	5.3
T-Mobile US	5.0
Comcast	4.6
Tencent Holdings	4.2
PayPal Holdings	3.0
Liberty Global	2.9
Verizon Communications	2.6
Charter Communications	2.2
SBA Communications	2.2
Ctrip.com International	2.1
Netflix	1.9
Equinix	1.6
Baidu	1.5
Vodafone	1.3
Liberty Broadband	1.3
Iliad	1.2
Twenty-First Century Fox	1.2
Qualcomm	1.2
Altaba	1.2
Total	86.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/17

Best Contributors		Worst Contributors	
Amazon.com	187¢	Altice	-52¢
Tencent Holdings	125	Ctrip.com International	-45
Alibaba Group Holding	119	Priceline	-42
Facebook	89	Trivago	-38
PayPal Holdings	81	Altice USA	-17
Alphabet	70	Snap Inc.	-12
Crown Castle International	62	ANGI Homeservices*	-8
Verizon Communications	45	Sea*	-4
American Tower	44	MSG Networks	-3
Netflix	42	Liberty Broadband	-2
Total	864¢	Total	-223¢

12 Months Ended 12/31/17

Best Contributors		Worst Contributors	
Amazon.com	402¢	Altice	-39¢
Alibaba Group Holding	302	Trivago	-18
Tencent Holdings	216	Altice USA*	-16
Facebook	215	Snap Inc.	-16
American Tower	149	Duluth Holdings	-14
Alphabet	141	ANGI Homeservices*	-8
PayPal Holdings	137	Sea*	-4
Crown Castle International	131	Cloudera	-3
Priceline	86	MSG Networks	-2
SBA Communications	78	Liberty Global Plc LiLAC	-2
Total	1,857¢	Total	-122¢

*Position added.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.1%		
INFORMATION SERVICES 0.0%		
Data Services 0.0%		
Oanda, Acquisition Date: 8/24/07 - 7/2/14, Cost $429 (1)(2)(3)	15,041	213
Total Information Services		213
INTERNET 46.1%		
Internet Media/ Advertising 18.4%		
Alphabet, Class A (3)	79,050	83,271
Alphabet, Class C (3)	179,853	188,198
Baidu, ADR (3)	312,196	73,119
China Literature (HKD) (3)	1,036,200	11,081
Facebook, Class A (3)	1,733,100	305,823
NAVER (KRW)	6,196	5,034
Sea, ADR (3)(4)	1,114,200	14,852
Snap Inc. (3)	575,646	8,410
Tencent Holdings (HKD)	3,964,700	205,205
		894,993
Internet Retail 18.8%		
Alibaba Group Holding, ADR (3)	1,774,934	306,052
Altaba (3)(4)	839,300	58,625
Amazon.com (3)	453,000	529,770
Duluth Holdings, Class B (3)(4)	981,000	17,511
		911,958
Internet Services 8.9%		
ANGI Homeservices, Class A (3)(4)	2,093,368	21,897
Cargurus (3)(4)	88,738	2,660
Ctrip.com International, ADR (3)	2,258,000	99,578
Despegar.com (3)(4)	223,281	6,136
Houzz, Acquisition Date: 6/3/14, Cost $1,400 (1)(2)(3)	186,860	2,107
Priceline (3)	157,772	274,167
Redfin (3)(4)	111,800	3,502

Redfin, Acquisition Date: 11/7/13 - 5/5/17, Cost $3,990 (1)(3)	545,981	16,245
Trivago, ADR (3)(4)	1,172,889	8,022
		434,314
Total Internet		2,241,265
IT SERVICES 5.0%		
IT Services 2.0%		
Amadeus IT, A Shares (EUR)	203,439	14,640
Equinix, REIT	174,756	79,203
		93,843
Processors 3.0%		
PayPal Holdings (3)	1,997,300	147,041
		147,041
Total IT Services		240,884
MEDIA 16.3%		
Cable/Satellite 11.2%		
Charter Communications, Class A (3)	317,609	106,704
Comcast, Class A	5,543,500	222,017
Liberty Broadband, Class C (3)	756,416	64,416
Liberty Global, Series C (3)	4,144,521	140,251
Liberty Global Plc LiLAC, Class C (3)	665,156	13,230
		546,618
Media & Entertainment 5.1%		
Altice, Class A (EUR) (3)	1,372,969	14,398
Altice, Class B (EUR) (3)	753,985	7,995
Altice USA, Class A (3)(4)	1,096,506	23,279
Central European Media Enterprises, Class A (3)	1,756,526	8,168
MSG Networks (3)	443,415	8,979
Netflix (3)	490,280	94,114
Twenty-First Century Fox, Class A	1,731,800	59,799

Walt Disney	272,600	29,307
		246,039
Total Media		792,657
SEMICONDUCTORS 2.1%		
Digital Semiconductors 2.1%		
NVIDIA	162,900	31,521
Qualcomm	920,060	58,902
Xilinx	193,100	13,019
Total Semiconductors		103,442
SOFTWARE 4.9%		
Applications Software 1.5%		
Atlassian, Class A (3)	739,599	33,666
Salesforce.com (3)	190,900	19,516
Workday (3)	216,100	21,986
		75,168
Enterprise Software 0.4%		
Coupa Software (3)(4)	593,193	18,519
		18,519
Infrastructure Software 0.7%		
Microsoft	322,400	27,578
MongoDB (3)(4)	131,663	3,908
MongoDB, Class B, Lock-up Shares, Acquisition Date: 10/2/13 Cost $3,228 (1)(3)	96,502	2,721
		34,207
Software & Services 0.1%		
Dropbox, Class A, Acquisition Date: 11/7/14 Cost $3,270 (1)(2)(3)	171,173	2,005
Dropbox, Class B, Acquisition Date: 5/1/12, Cost $754 (1)(2)(3)	83,278	975
		2,980

Enterprise Software 0.1%		
Domo, Series D, Acquisition Date: 1/31/14 Cost $3,003 (1)(2)(3)	726,554	4,519
		4,519
Software & Services 0.1%		
Dropbox, Series A, Acquisition Date: 5/1/12, Cost $936 (1)(2)(3)	103,417	1,211
Dropbox, Series A-1, Acquisition Date: 5/1/12 Cost $4,597 (1)(2)(3)	508,002	5,949
Total Software & Services		7,160
Total Software		14,125
Total Convertible Preferred Stocks (Cost $52,862)		68,582
SHORT-TERM INVESTMENTS 0.2%		
Money Market Funds 0.2%		
T. Rowe Price Treasury Reserve Fund, 1.25% (5)(6)	12,408,450	12,408
Total Short-Term Investments (Cost $12,408)		12,408
SECURITIES LENDING COLLATERAL 2.2%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank 2.2%		
Short-Term Funds 2.2%		
T. Rowe Price Short-Term Fund, 1.49% (5)(6)	10,695,780	106,958
Total Investments through Securities Lending Program with State Street Bank		106,958
Total Securities Lending Collateral (Cost $106,958)		106,958
Total Investments in Securities 102.0% of Net Assets (Cost $2,278,403)		**$ 4,955,770**

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,278,403)	$ 4,955,770
Receivable for investment securities sold	8,261
Receivable for shares sold	5,413
Dividends and interest receivable	2,762
Other assets	53,932
Total assets	5,026,138
Liabilities	
Obligation to return securities lending collateral	160,778
Payable for shares redeemed	5,011
Investment management fees payable	2,613
Due to affiliates	291
Payable to directors	3
Other liabilities	314
Total liabilities	169,010
NET ASSETS	**$ 4,857,128**
Net Assets Consist of:	
Undistributed net investment income	$ 179
Accumulated undistributed net realized gain	3,686
Net unrealized gain	2,677,385
Paid-in capital applicable to 50,348,587 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	2,175,878
NET ASSETS	**$ 4,857,128**
NET ASSET VALUE PER SHARE	
Investor Class	
($4,722,215,315 / 48,951,156 shares outstanding)	**$ 96.47**
I Class	
($134,912,997 / 1,397,431 shares outstanding)	**$ 96.54**

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/17
Investment Income (Loss)		
Income		
Dividend		$ 32,116
Securities lending		2,918
Total income		35,034
Expenses		
Investment management		28,259
Shareholder servicing		
Investor Class	$ 5,182	
I Class	2	5,184
Prospectus and shareholder reports		
Investor Class	126	
I Class	7	133
Custody and accounting		275
Registration		112
Legal and audit		54
Directors		15
Miscellaneous		184
Total expenses		34,216
Net investment income		818
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		99,416
Foreign currency transactions		(11)
Net realized gain		99,405
Change in net unrealized gain / loss		
Securities		1,113,750
Other assets and liabilities denominated in foreign currencies		21
Change in net unrealized gain / loss		1,113,771
Net realized and unrealized gain / loss		1,213,176
INCREASE IN NET ASSETS FROM OPERATIONS		**$ 1,213,994**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/17	12/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ 818	$ (878)
Net realized gain	99,405	117,462
Change in net unrealized gain / loss	1,113,771	146,643
Increase in net assets from operations	1,213,994	263,227
Distributions to shareholders		
Net investment income		
Investor Class	(478)	(977)
I Class	(161)	(24)
Net realized gain		
Investor Class	(108,309)	(80,031)
I Class	(3,028)	(1,918)
Decrease in net assets from distributions	(111,976)	(82,950)
Capital share transactions*		
Shares sold		
Investor Class	594,191	446,822
I Class	30,567	92,215
Distributions reinvested		
Investor Class	104,149	77,750
I Class	3,041	1,866
Shares redeemed		
Investor Class	(738,813)	(592,114)
I Class	(15,096)	(2,903)
Increase (decrease) in net assets from capital share transactions	(21,961)	23,636
Net Assets		
Increase during period	1,080,057	203,913
Beginning of period	3,777,071	3,573,158
End of period	**$ 4,857,128**	**$ 3,777,071**
Undistributed net investment income	179	–

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies. The fund has two classes of shares: the Media & Telecommunications Fund (Investor Class) and the Media & Telecommunications Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the year ended December 31, 2017.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2017, totaled $4,733,000 for the year ended December 31, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 15% of the fund’s net assets were invested in emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2017, the value of loaned securities was $156,578,000 the value of cash collateral and related investments was $160,778,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $352,416,000 and $320,046,000, respectively, for the year ended December 31, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2017 and December 31, 2016, were characterized for tax purposes as follows:

At December 31, 2017, the tax-basis cost of investments, including derivatives and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2017, expenses incurred pursuant to these service agreements were $86,000 for Price Associates; $2,182,000 for T. Rowe Price Services, Inc.; and $717,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - SUBSEQUENT EVENT

Effective May 1, 2018, the fund’s name will change to the T. Rowe Price Communications & Technology Fund and the fund will adopt a new policy of investing at least 80% of its net assets in securities of communications and technology companies, a change from investing at least 80% of its net assets in securities of media and telecommunications under the current fund name. The objective of the fund will not change.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Media & Telecommunications Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Media & Telecommunications Fund, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$3,732,000 from short-term capital gains.

●	$114,023,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $4,436,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $4,436,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Robert W. Sharps, CFA, CPA**	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1971)	Price Trust Company
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Media &
Telecommunications Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Paul Y. Cho (1986)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, student, The Wharton
School, University of Pennsylvania (to 2015);
Investment Analyst, Maverick Capital (to 2013)

Gregory Dunham, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Analyst, Goldman Sachs
(to 2015)

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jacqueline L. Liu (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Investment Analyst,
Fidelity International Hong Kong Limited
(to 2014)

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Corey D. Shull, CFA (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

James Stillwagon (1982)	Vice President, T. Rowe Price; formerly, Partner,
Vice President	Cat Rock Capital (to 2016); Managing Director,
Lone Pine Capital (to 2015); Managing Director,
Media & Telecommunications Group, Maverick
Capital (to 2013)

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JP Morgan Chase (to 2017)

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Director, Responsible Officer, and Vice
Vice President	President, Price Hong Kong; Vice President,
T. Rowe Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2018